Exhibit 99.1
Roblox Announces Inaugural Share Repurchase Program

SAN MATEO – May 19, 2026 – Roblox Corporation (NYSE: RBLX) today announced that its Board of Directors has authorized the repurchase of up to $3 billion of the company’s common stock with the intent to buy back up to $1 billion over the next twelve months. The program is designed to partially offset dilution from employee equity grants while preserving flexibility to invest in future growth opportunities.

“Today’s authorization of Roblox’s first-ever share repurchase program is a testament to our confidence in the long-term opportunity ahead,” said Naveen Chopra, Chief Financial Officer of Roblox. “Investing in continued growth will always be our highest priority, but the strength of our balance sheet and free cash flow generation allows us to support industry leading innovation while simultaneously reducing dilution.”

With this program, Roblox may repurchase shares of Class A Common Stock from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The share repurchase program does not have a fixed expiration date, may be suspended or discontinued at any time, and does not obligate Roblox to acquire any amount of Class A Common Stock. The timing, manner, price, and amount of any repurchases will be determined by Roblox at its discretion and will depend on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations.

About Roblox

Roblox is an immersive gaming and creation platform that offers people millions of ways to be together, inviting its community to explore, create and share endless unique games. Our vision is to reimagine the way people come together– in a world that's safe, civil, and optimistic. To achieve this vision, we are building an innovative company that, together with the Roblox community, has the ability to strengthen our social fabric and support economic growth for people around the world. For more about Roblox, please visit corp.roblox.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the amount, timing and manner of share repurchases, the potential utilization of the shares that may be repurchased, anticipated dilution from employee equity grants and continued plans for investment in growth. These forward-looking statements are made as of the date they were first issued and were based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “continue” and “may” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including our annual reports on Form 10-K, our quarterly reports on Form 10-Q and other filings and reports we make with the SEC from time to time.

The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

CONTACTS

Investor Relations Contact:
Jaime Morris
Head of Investor Relations
Investors: ir@roblox.com

Media Contact:
Stefanie Notaney
Senior Director, Financial and Corporate Communications
Press: press@roblox.com

ROBLOX and the Roblox logo are among the registered and unregistered trademarks of Roblox Corporation in the United States and other countries. © 2026 Roblox Corporation. All rights reserved.

Source: Roblox Corporation